SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 08/31/04

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

BERMUDA (State or other jurisdiction of incorporation)	001-14669 (Commission File Number)	74-2692550 (IRS Employer Identification No.)

CLARENDON HOUSE
CHURCH STREET
HAMILTON, BERMUDA
(Business address of registrant)

ONE HELEN OF TROY PLAZA
EL PASO, TEXAS 79912
(United States mailing address of registrant)

Registrant’s telephone number, including area code: (915) 225-8000

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ITEM 8.01 OTHER EVENTS
ITEM 9.01 EXHIBITS
SIGNATURES
Press Release

HELEN OF TROY LIMITED

ITEM 8.01 OTHER EVENTS

On September 1, 2004, Helen of Troy Limited issued a press release announcing that at the annual shareholders meeting held that same day, the following new board members were elected to the registrant’s Board of Directors: Timothy F. Meeker of Wilmington, North Carolina, James C. Swaim of Fort Worth, Texas and Darren G. Woody of El Paso, Texas. All new board members are independent directors as defined in the applicable rules for companies traded on The NASDAQ Stock Market.

Also elected and returning to the Board were: Gary B. Abromovitz, John B. Butterworth, Christopher L. Carameros, Byron H. Rubin, Gerald J. Rubin and Stanlee N. Rubin.

With the addition of the three new board members, the total number of members on the board increased from seven to nine, of which, a majority of five are independent directors.

ITEM 9.01 EXHIBITS

The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description.
99.1	Press Release, dated September 1, 2004

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HELEN OF TROY LIMITED

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED
September 3, 2004	By:	/s/ Thomas J. Benson
Date		Thomas J. Benson
Senior Vice President, Finance and Chief Financial Officer

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